UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2021

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive
Dartmouth, Nova Scotia, Canada B2Y 4M9
(Address of principal executive offices, including zip code)

(902) 482-5729

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on June 29, 2021, Meta Materials Inc. (formerly known as Torchlight Energy Resources, Inc.) (the “Company”) completed the acquisition of Metamaterial Inc., an Ontario corporation in accordance with the terms of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario) on June 28, 2021. This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on June 29, 2021 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report.

Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) and the notes related thereto are filed as Exhibit 99.1 and 99.2 to this report.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) and the notes related thereto are filed as Exhibit 99.3 to this report.

(d) Exhibits.

Exhibit Number	Exhibit Title

23.1	Consent of KPMG LLP

99.1	Consolidated Financial Statements of Metamaterial Inc. as of December 31, 2020 and December 31, 2019

99.2	Unaudited Condensed Consolidated Interim Financial Statements of Metamaterial Inc. as of March 31, 2021 and March 31, 2020

99.3	Unaudited Proforma Financial Statements of Meta Materials Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META MATERIALS INC.

Date: August 17, 2021	By:	/s/ Ken Rice
Chief Financial Officer